January 2015 Exhibit 99.2

2   |   © 2014 PowerSecure. All rights reserved.
Forward-Looking Statements
Safe Harbor–
All forward-looking statements made or referred to in this presentation are made under the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995. Forward-looking statements, which are all statements other than statements of historical facts and include beliefs, opinions, estimates, expectations and projections about future business developments, opportunities, financial guidance, prospects, and outlook, are not guarantees of future performance or events but are based upon current assumptions and subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including risks and uncertainties set forth in the
Company's SEC filings, including but not limited to the Company’s most recent Form 10-K and subsequent SEC filings including reports on Form
8-K and Form 10-Q. Any forward-looking statements in this presentation speak only as of the date hereof and are subject to change, and the
Company assumes no duty or obligation to update or revise any forward-looking statements.

3   |   © 2014 PowerSecure. All rights reserved.
NYSE:
POWR
PowerSecure: Who We Are Today
Record Backlog:
$360M
(50% YoY Growth)
>700
Employees
Focused
On Operational Excellence
Strong
Balance Sheet
TTM Revenues:
$248M
Headquarters:
Wake Forest, NC

4   |   © 2014 PowerSecure. All rights reserved.
• Revenues of $65.0 million (vs. guidance of $62-$67 million)
• Gross margin of 27.8% (vs. guidance of  22-24%)
• GAAP EPS of ($0.02) (vs. guidance of ($0.10)-($0.03))
• Record backlog grows to $360 million (vs. $240 million at Nov 2013)
• $43.9 million in cash, $23.7 million in term debt and capital leases, nothing drawn on $20 million revolving credit facility
• Realigned management team to maximize focus on operational excellence and deliver strong operating margins
Solid Q3 Execution

Utilities
and Their
Large
Customers

Power Secure

POWR
LISTED
NYSE

5   |   © 2014 PowerSecure. All rights reserved.
PowerSecure: Utility Focused
Energy Efficiency
Products/Services
5   |   © 2014 PowerSecure. All rights reserved.
Utility
Infrastructure
Solutions
Distributed
Generation
Systems

6   |   © 2014 PowerSecure. All rights reserved.
PowerSecure Distributed Generation:
Differentiated Solution=Superior Reliability & ROI
Electric
Utility
Customer
Facility
• 24/7 monitoring: standby and peak shaving
• Proprietary internet-based monitoring, dispatch and control
• “No Pain” demand response
• 98.2% reliability
• Utility tariff and interconnect experts
• Solar DG capability
Interactive
Distributed
Generation
®
System

7   |   © 2013 PowerSecure. All rights reserved.
DG: Hospital & Data Center Growth Drivers
• Focused hospital and data center
sales teams
• Proprietary PowerBlock solution
drivers higher ROI for customers
• 70% bi-fuel capability delivers
environmental & economic benefits
• 18-24 month sales cycle
• Mission critical acquisition expands
data center capabilities
7   |   © 2013 PowerSecure. All rights reserved.

8   |   © 2013 PowerSecure. All rights reserved.
• Full turnkey electrical infrastructure, design,
implementation and commissioning to data
center owners.
• Established market leader
• $24M in TTM revenue, generating $7.8M in
operating income (unaudited)
• December: Announced $10M in new business
• Anticipated to be slightly dilutive in
Q4 2014, meaningfully  accretive in 2015
• Speeds access to key data center
decision makers
PDI Acquisition Enhances Data Center Team
8   |   © 2013 PowerSecure. All rights reserved.

9   |   © 2013 PowerSecure. All rights reserved.
• In-house turnkey EPC capability
• Strategic offering integrated into
microgrid solutions
• $120M in utility scale solar projects
announced in July 2014
- Two $60M projects with one of largest
IOUs in U.S.
- Accretive to net income & EPS
Integrated Solar Capability
9   |   © 2013 PowerSecure. All rights reserved.
Purchased
solar business
for $4M in
June 2012

10   |   © 2014 PowerSecure. All rights reserved.
• T&D maintenance and construction
• Substation products and services
• Advanced metering and lighting
installation
• Storm repair and restoration
• Utility engineering and design
• Regulatory consulting and rate design
• Cyber security and NERC-CIP
compliance consulting services
Utility Infrastructure:
Direct Service to our Utility Customers

11   |   © 2014 PowerSecure. All rights reserved.
• Department store/high-end retail lighting
- Solais product line adds new customers
• Utility lighting
- Utilities and municipalities
- Energy and maintenance savings drive payback
- Opportunity: millions of lights across U.S.
• Grocery, drug, and convenience stores
- Best-in-class lights for freezer/refrigerated cases
• Commercial & industrial lighting
- New targeted/niche product recently launched
Energy Efficiency: LED Solutions

12   |   © 2014 PowerSecure. All rights reserved.
Solais Acquisition Adds Value
• Significant sourcing and manufacturing
expertise
• Adding substantial efficiencies to
manufacturing of PowerSecure’s existing
LED solutions
• Q3 2014 LED gross margin:
• 39.2% =  +13 percentage points y-o-y
• Outstanding proprietary portfolio of LED
lamps and fixtures for commercial and
Industrial applications
• Superior light output, thermal
management, optics, light quality and
aesthetics
Purchased
Solais lighting
business
for $15 M
April 2013
12   |   © 2014 PowerSecure. All rights reserved.

13   |   © 2014 PowerSecure. All rights reserved.
• Serve major energy services companies (ESCO) with lighting, mechanical, water and building envelope solutions to deliver energy efficiency savings
• Delivered $2.3M in profit in 2013 (following March 2013 acquisition)
• Opens new customer channels for DG and LED lighting solutions
• Recently sold 1
st
DG system through ESCO customer channel
• Acquisition expands customer channel to include retail customers
Energy Efficiency Services

Utilities and Their Large Customers

Power Secure

POWR LISTED NYSE

14   |   © 2014 PowerSecure. All rights reserved.
PowerSecure: Utility Focused
Energy Efficiency
Products/Services
Utility
Infrastructure
Solutions
Distributed
Generation
Systems
14   |   © 2014 PowerSecure. All rights reserved.

Thank you